 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 26, 2019

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.35% Senior Notes due 2027	COWNZ	The Nasdaq Global Market
7.75% Senior Notes due 2033	COWNL	The Nasdaq Global Market

Item 8.01     Other Events

Change in Segments
As noted in the prior reporting period, the Company continually monitors and reviews its segment reporting structure in accordance with authoritative guidance to determine whether any changes have occurred that would impact its reportable segments. Because of the change in the Chief Operating Decision Maker (“CODM”) of the Company at the end of 2017, the Company experienced a strategic shift to refocus the Company’s businesses on a set of differentiated products which are aligned to the content and insight within the Company’s domain of expertise.
During the second quarter of 2019, the Company realigned the business and reportable segment information that the CODM regularly reviews to evaluate performance for operating decision-making purposes, including evaluation and allocation of resources.  As a result, the Company changed its segment reporting structure based on the Company's domain expertise as a driver of balance sheet harmonization and repeatable revenues for its operating business versus the Company’s long-term monetization strategies.
As a result of the change in segments, effective for the quarter ended June 30, 2019, the Company has the following business segments:

•
The Op Co segment consists of four divisions: Cowen Investment Management (“CIM”), Investment Banking, Markets, and Research. Each of Op Co’s four divisions leverage the Research division’s core domain expertise to drive harmonized repeatable revenue for the segment.

–
The CIM division offers innovative investment products and solutions across the liquidity spectrum to institutional and private clients. CIM offers investors access to a number of strategies to meet their specific needs including merger arbitrage, activism, healthcare royalties, private healthcare investing and private sustainable investing which leverage the content and domain expertise that are aligned with the Company's core areas of expertise ("Cowen DNA").

–	The Investment Banking division includes public and private capital raising transactions and providing strategic advisory services.

–
The Markets division includes trading equity and equity-linked securities on behalf of institutional investors as well as a full-service suite of prime brokerage services, cross-asset trading, securities finance, global execution, clearing and commission management businesses.

–
The Research division provides the thought leadership and domain expertise that drives Cowen DNA. The research content that is created helps to facilitate brokerage revenue in the Markets division, drive deal flow in the Investment Banking division and facilitate investor relationships and investing within CIM’s innovative investment products and solutions.

•
The Asset Co segment consists of certain of the Company’s private investments, private real estate business and other legacy multi-strategy funds. While the Asset Co segment is not a reportable segment, the Company will provide segment level information for Asset Co.

Purpose of this Form 8-K
On July 12, 2019, the Company provided additional information about these changes on a Form 8-K and on its Investor Relations website. Because the operating results of the new segments for prior years will not be reported until the Form 10-Q is filed for the second and third quarter of 2019 and the Form 10-K for the fiscal year ended December 31, 2019, management desires to provide more timely information to investors to enhance understanding of operating performance of the Company's new segments. As a result, the Company is filing this Current Report on Form 8-K to supplement financial disclosures included in the Company's previously filed reports and to recast previously disclosed segment financial information under the new reporting structure. For comparability purposes, this report presents financial information recasted for changes in segments for the years ended December 31, 2018, 2017, and 2016, for the three months ended March 31, 2019, three months ended March 31, 2018, and three and nine months ended September 30, 2018. The recast of the previous segment financial information is not a restatement of previous financial statements and does not affect the Company's consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods.
This Form 8-K updates Part 1 Item 1 "Business" and Part 2 Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission on March 7, 2019 ("2018 Form 10-K"). This update also impacted Note 1-Organization and Business, Note 3-Significant Accounting Policies, Note 27-Segment Reporting, with no impact on the consolidated statement of operations or cash flows. This information is included in this Current Report on Form 8-K as Exhibit 99.1.
This Form 8-K updates Part 1 Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2019, which was filed with the Securities and Exchange Commission on May 2, 2019 ("2019 Q1 Form 10-Q"). This update also impacted Note 22-Segment Reporting, with no impact on the consolidated statement of operations or cash flows. This information is included in this Current Report on Form 8-K as Exhibit 99.2.
This Form 8-K updates Note 22-Segment Reporting of the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2018, which was filed with the Securities and Exchange Commission on October 31, 2018 ("2018 Q3 Form 10-Q"), with no impact on the consolidated statement of operations or cash flows. This information is included in this Current Report on Form 8-K as Exhibit 99.3.
Except as specifically set forth in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, the information in the attached exhibits does not reflect any other events occurring after the Company filed its 2018 Form 10-K, 2019 Q1 Form 10-Q and 2018 Q3 Form 10-Q. For a discussion of events and developments subsequent to May 2, 2019, please refer to the reports and other information that the Company has filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Items from Cowen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2018, updated to reflect the revised segment presentation
99.2	Items from Cowen, Inc.'s Quarterly Report on Form 10-Q for the three months ended March 31, 2019, updated to reflect the revised segment presentation
99.3	Items from Cowen, Inc.'s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2018, updated to reflect the revised segment presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

		By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
Date:	July 26, 2019	Title:	General Counsel